Exhibit 99.1

N E W S  R E L E A S E

FOR IMMEDIATE RELEASE	Contact:	Steven E. Nielsen, President and CEO H. Andrew DeFerrari, Senior Vice President and CFO (561) 627-7171

August 13, 2018

DYCOM INDUSTRIES, INC. LOWERS EXPECTATIONS FOR FISCAL 2019 SECOND QUARTER RESULTS AND GUIDANCE FOR THE FULL FISCAL YEAR, AND PROVIDES GUIDANCE FOR THE NEXT FISCAL QUARTER

Palm Beach Gardens, Florida, August 13, 2018 - Dycom Industries, Inc. (NYSE: DY) announced today that revenues and results for the quarter ended July 28, 2018 will be below previous guidance. The Company’s previous guidance and its preliminary results are as follows:

	Previous Guidance	Preliminary Results
	Quarter Ended	Quarter Ended
	July 28, 2018*	July 28, 2018 (a)(b)
Contract revenues	$830 - $860 million	$799.5 million
Diluted Earnings per Common Share - GAAP	$1.02 - $1.17	$0.94 - $0.97
Non-GAAP Adjusted Diluted Earnings per Common Share	$1.13 - $1.28	$1.05 - $1.08
Non-GAAP Adjusted EBITDA % of contract revenues	12.4% - 12.8%	12.0% - 12.2%

(a) The Company’s preliminary results for contract revenues for the quarter ended July 28, 2018 include approximately $3.8 million of storm restoration services and approximately $9.1 million of contract revenues from a previously acquired business.

(b) The Company’s preliminary results for diluted earnings per share on a GAAP and Non-GAAP basis for the quarter ended July 28, 2018 include approximately $0.9 million of incremental tax benefits primarily from fiscal year tax filings and the tax effect of the settlement of share-based awards.

“Despite disappointing results for the quarter and near-term trends, we are pleased with our substantial backlog growth and remain confident in our industry’s opportunities,” said Steven Nielsen, President and Chief Executive Officer of Dycom.

A conference call to discuss this press release and related materials will be hosted Monday, August 13, 2018 at 9:00 a.m. (ET). Specific dial-in and replay information appears below. The Company plans to report full financial results for the fiscal 2019 second quarter on Wednesday, August 29, 2018, before the open of trading on the New York Stock Exchange.

Outlook

The Company is revising its financial guidance for the 2019 fiscal year ending January 26, 2019 to reflect the preliminary results for the fiscal 2019 second quarter and the current expectations for the remainder of the fiscal year. The revised financial guidance is preliminary and will be updated, as necessary, in the Company’s fiscal 2019 second quarter results release scheduled for Wednesday, August 29, 2018. The Company currently expects the following:

	Previous Guidance Fiscal 2019*	Revised Guidance Fiscal 2019 (a)
Contract revenues	$3.23 - $3.43 billion	$3.01 - $3.11 billion
Diluted Earnings per Common Share - GAAP	$3.81 - $4.70	$2.17 - $2.62
Non-GAAP Adjusted Diluted Earnings per Common Share	$4.26 - $5.15	$2.62 - $3.07
Non-GAAP Adjusted EBITDA % of contract revenues	12.4% - 12.9%	10.7% - 11.1%

(a) The Company's revised guidance for diluted earnings per share on a GAAP and Non-GAAP basis for fiscal 2019 includes approximately $0.9 million of incremental tax benefits primarily from fiscal year tax filings and the tax effect of the settlement of share-based awards recognized during the quarter ended July 28, 2018.

*For a reconciliation of the previous Diluted Earnings per Common Share guidance to the previous Non-GAAP Adjusted Diluted Earnings per Common Share guidance and a reconciliation of the previous Net income guidance to the previous Non-GAAP Adjusted EBITDA guidance, see Exhibit 99.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 22, 2018.

The Company is also providing its outlook for the quarter ending October 27, 2018. The following outlook is preliminary and will be updated, as necessary, in the Company’s fiscal 2019 second quarter results release scheduled for Wednesday, August 29, 2018:

Guidance Quarter Ending October 27, 2018
Contract revenues	$785 - $835 million
Diluted Earnings per Common Share - GAAP	$0.69 - $0.93
Non-GAAP Adjusted Diluted Earnings per Common Share	$0.80 - $1.04
Non-GAAP Adjusted EBITDA % of contract revenues	11.6% - 12.2%

Other Information

As of July 28, 2018, on a preliminary basis, the Company had cash and equivalents of approximately $23.9 million, no outstanding borrowings on its revolving line of credit and $346.0 million of term loans outstanding.

Use of Non-GAAP Financial Measures

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, the Company may use or discuss Non-GAAP financial measures, as defined by Regulation G of the Securities and Exchange Commission. See Explanation of Non-GAAP Financial Measures directly following the press release tables.

Conference Call Information and Other Selected Data

A conference call to discuss this press release and related materials will be hosted at 9:00 a.m. (ET), Monday, August 13, 2018; call (800) 288-8975 (United States) or (612) 332-0718 (International) ten minutes before the conference call begins and ask for the “Dycom Conference Call.” A live webcast of the conference call and related materials will be available on the Company’s Investor Center website at https://ir.dycomind.com. If you are unable to attend the conference call at the scheduled time, a replay of the live webcast and related materials will be available shortly after the call on the Company’s Investor Center website at https://ir.dycomind.com until Wednesday, September 12, 2018.

About Dycom Industries, Inc.

Dycom is a leading provider of specialty contracting services throughout the United States and in Canada. These services include program management, engineering, construction, maintenance and installation services for telecommunications providers, underground facility locating services for various utilities, including telecommunications providers, and other construction and maintenance services for electric and gas utilities.

Cautionary Statement Regarding Preliminary Results and Outlook

The financial information contained in this press release for the quarter ended July 28, 2018 is preliminary and represents estimates of financial results for the quarter then ended. When the Company files its Quarterly Report on Form 10-Q for the quarter ended July 28, 2018, such information may differ from this preliminary information as a result of the completion of the Company’s financial closing procedures, final adjustments, or other developments that may arise between now and the time the Company files its Quarterly Report on Form 10-Q. The Company plans to announce second quarter financial results on August 29, 2018. Additionally, the revised guidance for fiscal 2019 and the guidance for the quarter ending October 27, 2018 included in this press release is preliminary and is subject to risks and uncertainties that could cause actual results for fiscal 2019 and the quarter ending October 27, 2018 to differ materially from this guidance. The guidance will be updated, as necessary, as part of the Company’s second quarter results release scheduled for Wednesday, August 29, 2018.
Forward Looking Information

This press release contains forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act. These statements include those related to the outlook for fiscal 2019 and the quarter ending October 27, 2018, and statements found under the “Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures” section of this release. Forward looking statements are based on management’s current expectations, estimates and projections. These statements are subject to risks and uncertainties that may cause actual results for completed periods and periods in the future to differ materially from the results projected or implied in any forward-looking statements contained in this press release. The most significant of these risks and uncertainties are described in the Company’s Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports) and include business and economic conditions and trends in the telecommunications industry affecting the Company’s customers, the adequacy of the Company’s insurance and other reserves and allowances for doubtful accounts, whether the carrying value of the Company’s assets may be impaired, preliminary purchase price allocations of acquired businesses, expected benefits and synergies of acquisitions, the future impact of any acquisitions or dispositions, adjustments and cancellations related to the Company’s backlog, weather conditions, the anticipated outcome of other contingent events, including litigation, liquidity and other financial needs, the availability of financing, and the other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company does not undertake to update forward-looking statements.
---Tables Follow---

DYCOM INDUSTRIES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO COMPARABLE GAAP FINANCIAL MEASURES
UNAUDITED

DILUTED EARNINGS PER COMMON SHARE TO NON-GAAP ADJUSTED DILUTED EARNINGS PER COMMON SHARE

The financial results for the quarter ended July 28, 2018, the guidance for the quarter ending October 27, 2018, and the revised guidance for fiscal 2019 included in this press release are preliminary and will be updated, as necessary, in the Company’s fiscal 2019 second quarter results release scheduled for Wednesday, August 29, 2018.

	Preliminary
	Results	Guidance	Revised
	Quarter Ended	Quarter Ending	Guidance
	July 28, 2018 (a)	October 27, 2018	Fiscal 2019 (a)

Diluted Earnings per Common Share - GAAP	$0.94 - $0.97	$0.69 - $0.93	$2.17 - $2.62
Adjustment
Addback of after-tax non-cash amortization of debt discount and dilutive share effect of Notes (b) (c)	0.11	0.11	0.45
Non-GAAP Adjusted Diluted Earnings per Common Share	$1.05 - $1.08	$0.80 - $1.04	$2.62 - $3.07

Diluted Shares - GAAP (in millions) (c)	32.0	31.9	32.0
Adjustment for economic benefit of note hedge related to Notes (in millions) (c)	(0.1)	—	(0.2)
Non-GAAP Adjusted Diluted Shares (in millions) (c)	31.8	31.9	31.9

(a) The Company’s preliminary results for the quarter ended July 28, 2018 and revised guidance for fiscal 2019 for diluted earnings per share on a GAAP and Non-GAAP basis include approximately $0.9 million of incremental tax benefits primarily from fiscal year tax filings and the tax effect of the settlement of share-based awards recognized during the quarter ended July 28, 2018.

(b) The Company expects to recognize approximately $4.8 million, $4.8 million, and $19.1 million in pre-tax interest expense during the quarter ended July 28, 2018, the quarter ending October 27, 2018, and fiscal 2019, respectively, for non-cash amortization of the debt discount associated with the Company’s 0.75% convertible senior notes due September 2021 (the “Notes”). The addback for fiscal 2019 also includes approximately $0.01 for the Non-GAAP impact of the dilutive share effect of the Notes.

(c) The Company has a note hedge in effect to offset the economic dilution of additional shares from the Notes up to an average quarterly price of $130.43 per share. Non-GAAP Adjusted Diluted Shares for the quarter ended July 28, 2018 excludes the GAAP dilutive share effect of the Notes. For Non-GAAP Adjusted Diluted Earnings per Common Share calculations for the quarter ending October 27, 2018 and fiscal 2019, the Company expects to present results per share that exclude the dilutive effect of the Notes, if any, based on the expected effect of the note hedge.

Amounts in table above may not add due to rounding.

DYCOM INDUSTRIES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO COMPARABLE GAAP FINANCIAL (CONTINUED)
UNAUDITED

NET INCOME TO NON-GAAP ADJUSTED EBITDA BASED ON THE MIDPOINT OF EARNINGS PER COMMON SHARE RANGE

The financial results for the quarter ended July 28, 2018, the guidance for the quarter ending October 27, 2018, and the revised guidance for fiscal 2019 included in this press release are preliminary and will be updated, as necessary, in the Company’s fiscal 2019 second quarter results release scheduled for Wednesday, August 29, 2018.

	Preliminary
	Results	Guidance	Revised
	Quarter Ended	Quarter Ending	Guidance
	July 28, 2018	October 27, 2018	Fiscal 2019

	(at midpoint of EPS range)
Net income	$30	$26	$77
Interest expense, net	10	11	43
Provision for income taxes	10	10	28
Depreciation and amortization	45	45	179
Earnings Before Interest, Taxes, Depreciation & Amortization (“EBITDA”)	96	92	326
Gain on sale of fixed assets	(5)	(3)	(17)
Stock-based compensation expense	6	7	24
Non-GAAP Adjusted EBITDA	$97	$96	$333

Contract revenues (at midpoint of range)	$799.5	$810.0	$3,060.0
Non-GAAP Adjusted EBITDA % of contract revenues (at midpoint of range)	12.1%	11.9%	10.9%

Amounts in table above may not add due to rounding.

DYCOM INDUSTRIES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
TO COMPARABLE GAAP FINANCIAL MEASURES (CONTINUED)

Explanation of Non-GAAP Financial Measures

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In the Company’s quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, it may use or discuss Non-GAAP financial measures, as defined by Regulation G of the Securities and Exchange Commission. The Company believes that the presentation of certain Non-GAAP financial measures in these materials provides information that is useful to investors because it allows for a more direct comparison of the Company’s performance for the period reported with the Company’s performance in prior periods. The Company cautions that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Management defines the Non-GAAP financial measures used in this release as follows:

•
Non-GAAP Adjusted EBITDA - net income before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, and certain non-recurring items. Management believes Non-GAAP Adjusted EBITDA is a helpful measure for comparing the Company’s operating performance with prior periods as well as with the performance of other companies with different capital structures or tax rates.

•
Non-GAAP Adjusted Net Income - GAAP net income before non-cash amortization of the debt discount and the related tax impact, certain tax impacts resulting from vesting and exercise of share-based awards, and certain non-recurring items.

•
Non-GAAP Adjusted Diluted Earnings per Common Share and Non-GAAP Adjusted Diluted Shares - Non-GAAP Adjusted Net Income divided by Non-GAAP Adjusted Diluted Shares outstanding. The Company has a note hedge in effect to offset the economic dilution of additional shares from the Notes up to an average quarterly share price of $130.43. The measure of Non-GAAP Adjusted Diluted shares used in computing Non-GAAP Adjusted Diluted Earnings per Common Share excludes dilution from the Notes. Management believes that the calculation of Non-GAAP Adjusted Diluted shares to reflect the note hedge will be useful to investors because it provides insight into the offsetting economic effect of the hedge against potential conversion of the Notes.

Management excludes or adjusts each of the items identified below from Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings per Common Share:

•
Non-cash amortization of the debt discount - The Company’s Notes were allocated between debt and equity components. The difference between the principal amount and the carrying amount of the liability component of the Notes represents a debt discount. The debt discount is being amortized over the term of the Notes but does not result in periodic cash interest payments. The Company has excluded the non-cash amortization of the debt discount from its Non-GAAP financial measures because it believes it is useful to analyze the component of interest expense for the Notes that will be paid in cash. The exclusion of the non-cash amortization from the Company’s Non-GAAP financial measures provides management with a consistent measure for assessing financial results.

•	Tax impact of adjusted results - The tax impact of adjusted results reflects the Company’s effective tax rate used for financial planning for the applicable period.